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                                                                    EXHIBIT 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley E. Larson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of Meadow Valley Corporation on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Meadow Valley Corporation.

                   /s/ Bradley E. Larson
                   -----------------------------
                   Bradley E. Larson
                   Chief Executive Officer
                   August 12, 2003

I, Clint Tryon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of Meadow Valley Corporation on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Meadow Valley Corporation.

                   /s/ Clint Tryon
                   -----------------------------
                   Clint Tryon
                   Principal Accounting Officer
                   August 12, 2003